Filed pursuant to Rule 497(a)
File No. 333-235356
Rule 482ad

PRIORITY INCOME FUND, INC. AUTHORIZES REPURCHASE OF PREFERRED STOCK

NEW YORK, New York - March 18, 2020 - Priority Income Fund, Inc. (the “Company”) today announced that the Company’s board of directors has authorized the repurchase of up to $50 million worth of the outstanding shares of the Company’s 6.375% Series A Term Preferred Stock due 2025, 6.25% Series B Term Preferred Stock due 2023, 6.625% Series C Term Preferred Stock due 2024, 7.00% Series D Term Preferred Stock due 2029, 6.375% Series E Term Preferred Stock due 2024, and 6.625% Series F Term Preferred Stock due 2027 (collectively, the “Preferred Stock”) in aggregate. The Company may, but is not obligated to, repurchase its outstanding Preferred Stock in the open market from time to time through six months from the date of this press release.

About Priority Income Fund

Priority Income Fund, Inc., is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations (“CLOs”). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. For more information, visit priorityincomefund.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

For Service:
investorservices@prefcapitalsecurities.com
(855) 422-3223

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Source: Priority Income Fund, Inc.